                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event      October 10, 2002 (October 9, 2002)
reported)                                  -------------------------------------

                          Atchison Casting Corporation
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             (Exact name of registrant as specified in its charter)

           KANSAS                       1-12541                  48-1156578
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

       400 South Fourth Street, Atchison, Kansas                    66002
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         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:          (913) 367-2121
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.      Other Events.

     On October 10, 2002, the Company issued a press release announcing that its former auditor, Deloitte & Touche LLP, notified the Company that its report dated September 28, 2001 on the consolidated financial statements of the Company and its subsidiaries as of June 30, 2001 and 2000 and for each of the three years in the period ended June 30, 2001 should no longer be relied upon or associated with those consolidated financial statements. A copy of the press release announcing this event is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.      Financial Statements and Exhibits.

         (c)      EXHIBITS.  The following exhibit is filed herewith:

         99.1     Press Release dated October 10, 2002.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Company  has  duly  caused  this  report  to be  signed  on  its  behalf  by the undersigned hereunto duly authorized.

                                   Atchison Casting Corporation

     Date:  October 10, 2002       By:      /s/ Kevin T. McDermed
            -----------------         ------------------------------------------
                                      Kevin T. McDermed, Chief Financial Officer